EXHIBIT 99.2

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q1 2019 Earnings Call FieldReport

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019

Important Cautions Regarding Forward-Looking Statements

- *Forward-looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the Company's future revenue and operating performance, integration of the acquired active cabinet line, trends in and growth of the FTTx markets, market segments or customer purchases, effectiveness of the Company's sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; we must successfully integrate the acquired active cabinet line in order to obtain the anticipated financial results and customer synergies within the timeframes expected; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in business with these major customers would adversely affect us; our planned implementation of information technology systems could result in significant disruptions to our operations; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the United States; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2018 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law.*

© Copyright 2019 Clearfield, Inc. All Rights Reserved.

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FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD FQ1 2019 Review NASDAQ:CLFD 4 • Revenue of $20.1 million, up 19% year - over - year • Active cabinet sales continue to meet revenue and strategic expectations • Income from Operations up 82%, reflecting strong topline growth and disciplined cost management • Execution of active cabinet strategy contributed to an 84% increase in year - over - year backlog. $16.9M $16.8M $21.5M $22.5M $20.1M Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Quarterly Revenue

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD NASDAQ:CLFD 5 Q1 Year - Over - Year Revenue by Market 1) Based on trailing twelve month revenue of $80.9 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Trailing Twelve Month Revenue Composition 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) Wireline/Wireless National Telco Carrier (Tier 1) MSO (Cable TV) International (Canada and CALA) Build - to - Print (Legacy contract manufacturing and misc. sales) $11.1 $1.7 $1.9 $1.4 $0.8 $13.0 $2.3 $1.9 $1.6 $1.3 Community Broadband National Carrier MSO International Build-to-Print FQ1 18 FQ1 19 66% 12% 10% 7% 5%

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Quarterly Financial Performance 7 NASDAQ:CLFD $16.9 $16.8 $21.5 $22.5 $20.1 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Revenue - 8% - 5% +10% +22% +19% Year - over - Year Growth Rate Note: Dollar figures in millions

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Quarterly Financial Performance 8 NASDAQ:CLFD $16.9 $16.8 $21.5 $22.5 $20.1 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Revenue - 8% - 5% +10% +22% +19% Year - over - Year Growth Rate $7.1 $6.8 $8.5 $8.6 $7.9 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Gross Profit 42.1% 40.3% 39.5% 38.3% 39.6% Gross Profit (%) Note: Dollar figures in millions

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Quarterly Financial Performance 9 NASDAQ:CLFD $16.9 $16.8 $21.5 $22.5 $20.1 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Revenue - 8% - 5% +10% +22% +19% Year - over - Year Growth Rate $7.1 $6.8 $8.5 $8.6 $7.9 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Gross Profit 42.1% 40.3% 39.5% 38.3% 39.6% Gross Profit (%) $6.5 $7.3 $6.1 $6.1 $6.8 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Operating Expenses 38.3% 43.4% 28.3% 27.0% 33.7% OPEX as % of Revenue Note: Dollar figures in millions *Operating expenses for fiscal Q2 2018 was impacted by a one - time payment of $850,000 related to the litigation settlement with CommScope

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Quarterly Financial Performance 10 NASDAQ:CLFD $0.9 - $0.3 $1.8 $1.9 $1.0 Q1-18 Q2-18* Q3-18 Q4-18 Q1-19 Net Income 5.6% - 1.8% 8.2% 8.4% 5.0% Net Margin $16.9 $16.8 $21.5 $22.5 $20.1 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Revenue - 8% - 5% +10% +22% +19% Year - over - Year Growth Rate $7.1 $6.8 $8.5 $8.6 $7.9 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Gross Profit 42.1% 40.3% 39.5% 38.3% 39.6% Gross Profit (%) $6.5 $7.3 $6.1 $6.1 $6.8 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Operating Expenses 38.3% 43.4% 28.3% 27.0% 33.7% OPEX as % of Revenue Note: Dollar figures in millions *Net income for fiscal Q2 2018 was impacted by a one - time payment of $850,000 related to the litigation settlement with CommScop e

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Strong Balance Sheet Supports Profitable Growth • Zero Debt • $12 million stock repurchase program in place ($5.4 million remains) NASDAQ:CLFD 11 $22.6M $33.1M $34.3M $44.2M $44.3M $35.5M $42.1M 2013 2014 2015 2016 2017 2018 Q1 2019 $ in Millions Cash and Investment Balances

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Operational Update and Outlook Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 12

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019

Clearfield's 'Coming of Age' Plan

Expanding Core Community Broadband Business

Attracting utilities, co-ops and CLECs as they enter underserved communities, and maintaining steady growth rate of 8-12%

Enhancing Competitive Position and Operational Effectiveness

Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs

Capitalizing on Disruptive Growth Opportunities Within Tier 1 Markets

Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG-PON, and open computing initiatives

NASDAQ:CLFD 13 CLEARFIELD

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD NASDAQ:CLFD 14 HetNet: Small Cells are the 5G Make Ready Clearfield’s opportunity is to provide the fiber management and connectivity solutions that speed the rate of deployment for 5G networks Graphic Source : NEC

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Fiscal 2019 Outlook & Guidance NASDAQ:CLFD 15 $83M - $87M REVENUE $58.0 $60.3 $75.3 $73.9 $77.7 $83 - $87 2014 2015 2016 2017 2018 2019F Revenue Growth Outlook ($ in Millions) 37% - 38% GROSS MARGINS 31% - 33% OPERATING EXPENSES as % of revenue 3% - 5% NET INCOME as a % of revenue

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 16 Dan Herzog CHIEF FINANCIAL OFFICER

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD 17 NASDAQ:CLFD

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Thank You Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 18

FieldReport / Fiscal Q1 2019 Earnings Call / January 31, 2019 NASDAQ:CLFD Contact Us NASDAQ:CLFD 19 COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com